EXHIBIT A – Participation

Plan Year 2007

(Participating employees and their participant categories should be listed at the beginning of each year and adjusted for changes in participation throughout the year.)

Category 1 –	John Featherman, III – Chief Executive Officer
Kevin Quinn – President

Category 2 –	John Balzarini – CFO
Michelle Venema – EVP, Business Banking
Karen Walter – EVP, Retail Banking
Deborah Pierce – EVP, Human Resources
Clay Henry – EVP, Trust & Investment Services
Susan Bergen-Painter – EVP, Marketing
Tony Poluch – EVP, Business Development

Category 3 –	Mike Steinberger – SVP, Commercial Real Estate
Rich Kaufmann – SVP, Credit Policy
Andrew Stump – SVP, Commercial Loan
Pat Travaglini – SVP, Residential Mortgage
Tom Imler – SVP, Trust Business Development
Donna Steigerwalt – SVP, Retail
Linda Hicks – SVP, Chief Fiduciary Office
Rick McMullen – SVP, Consumer Lending

1050232.1 3/6/08

EXHIBIT B – Bank Performance Factors and Award Schedule

Plan Year 2007

Category 1 – CEO and President Positions

COMPANY GOALS
Performance Measures
Net Income (50%)
Threshold	Budget Target	Stretch Target	Optimum
$7,364,000	$7,597,368	$7,799,100	$8,087,100

Return on Average Equity (50%)

Threshold	Budget Target	Stretch Target	Optimum
10.92%	11.25%	11.53%	11.93%

AWARDS (% of Base Pay)
Threshold	Budget Target	Stretch Target	Optimum
12%	15%	30%	35%

Parameters

1.	Company measures will be 50% Net Income and 50% ROAE.
2.	Both Financial Measures must meet threshold to initiate an award in the plan.
3.	Will interpolate awards between threshold, budget target, stretch target and optimum.
4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.
5.	Pay is defined as total base pay for the applicable plan year.
6.	ROAE will exclude FAS115 impact on capital.

1050232.1 3/6/08

EXHIBIT B – Bank Performance Factors and Award Schedule

Plan Year 2007

Category 2 – EVP Positions

COMPANY GOALS
Performance Measures
Net Income (50%)
Threshold	Budget Target	Stretch Target	Optimum
$7,364,000	$7,597,368	$7,799,100	$8,087,100

Return on Average Equity (50%)
Threshold	Budget Target	Stretch Target	Optimum
10.92%	11.25%	11.53%	11.93%

COMPANY GOAL AWARD (% of Base Pay)
Threshold	Budget Target	Stretch Target	Optimum
6%	7%	16%	18%

FUNCTIONAL AREA/INDIVIDUAL GOAL AWARD (% of Base Pay)
Minimum Performance	Meets Goals/Target	Exceptional Performance
1%	2% ------6%	10%

TOTAL AWARDS (% of Base Pay)
Threshold	Budget Target	Stretch Target	Optimum
7%	9%	22%	28%

Parameters

1.	Company measures will be 50% Net Income and 50% ROAE.
2.	Both Financial Measures must meet threshold to initiate an award in the plan.
3.	Will interpolate between threshold, budget target, stretch target and optimum.
4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.
5.	Pay is defined as total base pay for the applicable plan year.
6.	Functional area/individual goals will be established at the beginning of each year.
7.	ROAE will exclude FAS115 impact on capital.

1050232.1 3/6/08

EXHIBIT B – Bank Performance Factors and Award Schedule

Plan Year 2007

Category 3– SVP Positions

COMPANY GOALS
Performance Measures
Net Income (50%)
Threshold	Budget Target	Stretch Target	Optimum
$7,364,000	$7,597,368	$7,799,100	$8,087,100

Return on Average Equity (50%)

Threshold	Budget Target	Stretch Target	Optimum
10.92%	11.25%	11.53%	11.93%

COMPANY GOAL AWARD (% of Base Pay)
Threshold	Budget Target	Stretch Target	Optimum
2%	3%	8%	10%

FUNCTIONAL AREA/INDIVIDUAL GOAL AWARD (% of Base Pay)
Minimum Performance	Meets Goals/Target	Exceptional Performance
2%	2% ------8%	10%

TOTAL AWARDS (% of Base Pay)
Threshold	Budget Target	Stretch Target	Optimum
4%	5%	16%	20%

Parameters

1.	Company measures will be 50% Net Income and 50% ROAE.
2.	Both Financial Measures must meet threshold to initiate an award in the plan.
3.	Will interpolate between threshold, budget target, stretch target and optimum.
4.	Will pay for performance above optimum at a scale of one-half the increase between target and optimum.
5.	Pay is defined as total base pay for the applicable plan year.
6.	Functional area/individual goals will be established at the beginning of each year.
7.	ROAE will exclude FAS115 impact on capital.

4

1050232.1 3/6/08